EXHIBIT 24






              MODIFIED GUARANTEED ANNUITY CONTRACTS
                            "MGA II"


                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      That I, Charles O. Prince, III of Weston, Connecticut, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 1995.



                          /s/Charles O. Prince, III
                          Director
                          The Travelers Life and Annuity Company




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               MODIFIED GUARANTEED ANNUITY CONTRACTS
                            "MGA II"


                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      That I, Robert I. Lipp of Scarsdale, New York, director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J.
WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 1995.



                          /s/Robert I. Lipp
                          Director
                          The Travelers Insurance Company

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              MODIFIED GUARANTEED ANNUITY CONTRACTS
                            "MGA II"

                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of The Travelers Life and Annuity Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of February, 1995.



                          /s/Michael A. Carpenter
                          Chairman
                          The Travelers Life and Annuity Company

              MODIFIED GUARANTEED ANNUITY CONTRACTS
                            "MGA II"


                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


      That I, Donald T. DeCarlo of Douglaston, New York, director of The Travelers Life and Annuity Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST
J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 1995.



                          /s/ Donald T. DeCarlo
                          Director
                          The Travelers Life and Annuity Company

              MODIFIED GUARANTEED ANNUITY CONTRACTS
                            "MGA II"


                        POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


     That I, Irwin R. Ettinger of Stamford, Connecticut, director of The Travelers Life and Annuity Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST
J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity
Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

      IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 1995.



                          /s/Irwin R. Ettinger
                          Director
                          The Travelers Life and Annuity Company


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